                                                                    EXHIBIT 10.2
October 30, 1996


House of Fabrics, Inc.
13400 Riverside Drive
Sherman Oaks, CA 91423

Gentlemen:

Reference is made to the Financing Agreement between you and the undersigned as Agent and Lender dated July 23, 1996 as the same may be amended from time to time (the "Financing Agreement"). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Financing Agreement.

You have requested and we hereby agree to amend the Financing Agreement as follows:

     1. Effective October 30, 1996, paragraph 10 of Section 6 of the Financing Agreement is hereby deleted and the following is substituted in lieu thereof:

          "10. The Company and its Subsidiaries, shall have, on a consolidated basis, a Fixed Charge Coverage Ratio (calculated at the end of each fiscal quarter indicated below for the applicable period) of a least:

                       PERIOD                                RATIO
                       ------                                -----
          a)  For the one (1) Fiscal Quarter ending
              October 31, 1996                               1.25 to 1.0
          b)  For the two (2) Fiscal Quarters ending
              January 31, 1997                               1.50 to 1.0
          c)  For the three (3) Fiscal Quarters ending
              April 30, 1997                                  .75 to 1.0
          d)  For the four (4) Fiscal Quarters ending
              July 31, 1997 and for the four (4)
              fiscal quarters ending on each October 31,
              January 31, April 30, and July 31 thereafter    1.0 to 1.0

Notwithstanding any provision to the contrary contained herein, in the event that the Company's average daily Availability for the thirty (30) day period immediately preceding any such calculation date for this Fixed Charge Coverage Ratio Covenant is $7,500,000 or more, such Fixed Charge Coverage Ratio Covenant shall not be effective solely for any such calculation date and the Company shall have no obligation hereunder to comply with such Fixed Charge Coverage Ratio Covenant with respect to the period ending as of any such calculation date."

        2. In consideration of this amendment you hereby agree to pay the Agent on behalf of the Lenders: (i) a $75,000 facility fee, due upon execution of this Amendment, and (ii) a $25,000 contingency fee, which shall be due and payable solely in the event your Mauldin, South Carolina premises is not sold on or before December 15, 1996. You hereby authorize the Agent to charge your Revolving Loan Account with the Agent with any such amounts as set forth above.

Except as set forth herein no other change in the terms or provisions of the Financing Agreement is intended or implied. If the foregoing is in accordance with your understanding of our agreement, please so indicate by signing and returning to us the enclosed copy of this letter. It is agreed with respect to this amendment that signed faxed copies shall be deemed of the same force and effect as an original manually signed copy, provided further that the Company hereby confirms that it shall promptly deliver original signature pages to the undersigned.


                                Very truly yours,

                                THE CIT GROUP/BUSINESS CREDIT, Inc.
                                (as Agent and Lender)

                                By: /s/ Frank Brown
                                    -------------------------------
                                    Title: Assistant Vice President

                                WELLS FARGO BANK, N.A. (as Lender)

                                By: /s/ Scott J. Lorimer
                                    -------------------------------
                                    Title: Vice President

                                LA SALLE BUSINESS CREDIT, INC., (as Lender)

                                By: /s/ Larry Magkamit
                                    -------------------------------
                                    Title: Assistant Vice President

                                FINOVA CAPITAL CORPORATION, (as Lender)

                                By: /s/ Pete Martinez
                                    -------------------------------
                                    Title: Assistant Vice President

                                FREMONT FINANCIAL CORPORATION, (as Lender)

                                By: /s/ Cheri Rittan
                                    -------------------------------
                                    Title: Assistant Vice President

Read and Agreed to:

HOUSE OF FABRICS, INC.

By:   John E. Labbett
    -----------------------
    Title: EVP/CFO